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            Supplement to the CypressTree Senior Floating Rate Fund
                            May 1, 1999 Prospectus

Effective November 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but 0.75% of the Fund's expenses. During the month of November, the remaining 0.50% permitted under the expense cap may be phased in at the discretion of CAM, which would bring the total expenses charged at month-end to 1.25%. After 11/30/99, unless reimbursement of some expenses is extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.


1099-10066                                                      October 31, 1999

                         PROSPECTUS DATED MAY 1, 1999